EXECUTION COPY
                       ASSIGNMENT AND ASSUMPTION AGREEMENT


           ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of February 25, 2005, between Residential Funding Corporation, a Delaware corporation ("RFC") and Residential Asset Securities Corporation, a Delaware corporation (the "Company").

                                    Recitals

           A. RFC has entered into seller contracts ("Seller Contracts") with certain sellers and servicers.

           B. The Company wishes to purchase from RFC certain Mortgage Loans (as hereinafter defined) originated pursuant to the Seller Contracts with respect thereto.

           C. The Company, RFC, as master servicer, and U.S. Bank National Association, as trustee (the "Trustee"), are entering into a Pooling and Servicing Agreement dated as of February 1, 2005 (the "Pooling and Servicing Agreement"), pursuant to which the Trust proposes to issue Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-KS2 (the "Certificates") consisting of sixteen classes designated as Class A-I-1, Class A-I-2, Class A-I-3, Class A-II-1, Class A-II-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B, Class SB, Class R-I, Class R-II and Class R-III representing beneficial ownership interests solely in a trust fund consisting primarily of a pool that will be divided into (i) the adjustable and fixed rate one-to four-family mortgage loans identified on Exhibit F-1 to the Pooling and Servicing Agreement (the "Group I Loans") and (ii) the adjustable and fixed rate one- to four-family mortgage loans identified on Exhibit F-2 to the Pooling and Servicing Agreement (the "Group II Loans," and together with the Group I Loans, the "Mortgage Loans").

           D. The Class A-I-1, Class A-I-2, Class A-I-3, Class A-II-1, Class A-II-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B Certificates were offered to investors pursuant to a Prospectus Supplement dated February 22, 2005 (the "Prospectus Supplement"). The Company will assign to RFC a de minimis portion of the Class R-I, Class R-II and Class R-III Certificates (the "Retained Certificates").

           E. In connection with the purchase of the Mortgage Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company and to assign certain of its rights under the Seller Contracts to the Company, and the Company wishes to assume certain of RFC's obligations under the Seller Contracts.

           F. The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

           NOW THEREFORE, in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

1. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

2. Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in February 2005). In consideration of such assignment, RFC will receive from the Company, in immediately available funds, an amount equal to $550,000,233.30 and the Retained Certificates. In connection with such assignment and at the Company's direction, RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed Mortgage Note, hereinafter defined) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent. A "Destroyed Mortgage Note" means a Mortgage Note the original of which was permanently lost or destroyed.

           The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by RFC to the Company to secure a debt or other obligation of RFC. Nonetheless (a) this Agreement is intended to be and hereby is deemed to be a security agreement within the meaning of Articles 8 and 9 of the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security interest in all of RFC's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. RFC shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date, and the Company shall file, or shall cause to be filed, at the expense of RFC, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Company's security interest in or lien on the Mortgage Loans including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of RFC or the Company,
(2) any change of location of the state of formation, place of business or the chief executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

3. Concurrently with the execution and delivery hereof, the Company hereby assigns to RFC without recourse all of its right, title and interest in and to the Retained Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

4. RFC represents and warrants to the Company, with respect to each Mortgage Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified),

(i) Immediately prior to the delivery of the Mortgage Loans to the Company, RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien or security interest (other than rights to servicing and related compensation) and had full right and authority to sell and assign the Mortgage Loans pursuant to this Agreement.

(ii) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid.

(iii) The Mortgagor  (including any party secondarily  liable under the Mortgage
File) has no right of set-off, defense, counterclaim or right of rescission as to any document in the Mortgage File except as may be provided under the Relief Act.

(iv) RFC and any other originator, servicer or other previous owner of each Mortgage Loan has obtained all licenses and effected all registrations required under all applicable local, state and federal laws, regulations and orders, including without limitation truth in lending and disclosure laws, necessary to own or originate the Mortgage Loans (the failure to obtain such licenses or to comply with such laws, regulations and orders would make such Mortgage Loans void or voidable).

(v) [Intentionally Omitted]

(vi) Each Mortgage Loan is a valid and enforceable first lien on the Mortgaged Property subject only to (1) the lien of nondelinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(vii) All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and the building restriction lines of the Mortgaged Premises, or the policy of title insurance affirmatively insures against loss or damage by reason of any violation, variation, encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey.

(viii) There are no delinquent tax or delinquent assessment liens against the related Mortgaged Property, and there are no mechanic's liens or claims for work, labor or material or any other liens affecting such Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the Mortgage assigned to RFC, except those liens that are insured against by the policy of title insurance and described in (v) above.

(ix) Each Mortgaged Property is free of material damage and is in good repair and no notice of condemnation has been given with respect thereto.

(x) The improvements upon the Mortgaged Property are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor.

(xi) The appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide.

(xii) Each Mortgage Note and Mortgage constitutes a legal, valid and binding obligation of the Mortgagor enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights.

(xiii) Each Mortgage Loan is covered by a standard hazard insurance policy.

(xiv) Approximately 0.1% of the Mortgage Loans is secured by a leasehold estate.

(xv) The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects as of the date or dates which such information is furnished.

(xvi) As of the Cut-off Date, approximately 0.1% and none of the Group I Loans and Group II Loans, respectively, are 30 to 59 days Delinquent in payment of principal and interest. As of the Cut-off Date, none of the Mortgage Loans are Delinquent in payment of principal or interest by 60 days or more. For the purposes of this representation a Mortgage Loan is considered Delinquent if a Subservicer or the Master Servicer has made any advances on the Mortgage Loan that have not been reimbursed out of payments by the mortgagor or on the mortgagor's behalf from a source other than a Subservicer, a Seller, the Master Servicer or an affiliated entity of either.

(xvii) None of the Mortgage Loans with Loan-to-Value Ratios at origination in excess of 80% are insured by a borrower-paid, primary mortgage insurance policy.

(xviii) The weighted average Loan-to-Value Ratio with respect to Group I Loans, and the Group II Loans, in each case by outstanding principal balance at origination, is 80.40% and 80.36%, respectively.

(xix) No more than approximately 0.5% of the Group I Loans by outstanding principal balance as of the Cut-off Date, are located in any one zip code area in Maryland. No more than approximately 0.4% of the Group I Loans by outstanding principal balance as of the Cut-off Date, are located in any one zip code area outside of Maryland. No more than approximately 0.5% of the Group II Loans by outstanding principal balance as of the Cut-off Date, are located in any one zip code area in California. No more than approximately 0.4% of the Group II Loans by outstanding principal balance as of the Cut-off Date, are located in any one zip code area outside of California.

(xx) All of the Mortgage Loans that are adjustable-rate loans will adjust semi-annually based on Six-Month LIBOR (as defined in the Prospectus
Supplement). Each of the Mortgage Loans that are adjustable-rate loans will adjust on the Adjustment Date specified in the related Mortgage Note to a rate equal to the sum (rounded as described in the Prospectus Supplement) of the related Index described in the Prospectus Supplement and the Note Margin set forth in the related Mortgage Note, subject to the limitations described in the Prospectus Supplement, and each Mortgage Loan has an original term to maturity from the date on which the first monthly payment is due of not more than approximately 30 years. On each Adjustment Date, the Mortgage Rate on each Mortgage Loan that is an adjustable-rate loan will be adjusted to equal the related Index plus the related Gross Margin, subject in each case to the Periodic Rate Cap, the Mortgage Rate and the Minimum Mortgage Rate. The amount of the monthly payment on each Mortgage Loan that is an adjustable-rate loan will be adjusted on the first day of the month following the month in which the Adjustment Date occurs to equal the amount necessary to pay interest at the then-applicable Mortgage Rate to fully amortize the outstanding principal balance of such Mortgage Loan over its remaining term to stated maturity. No Mortgage Loan is subject to negative amortization.

(xxi) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the holder of the Mortgage Loan to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

(xxii) Approximately 4.9% and 4.7% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively (in each case by outstanding principal balance as of the Cut-off Date), are units in detached planned unit developments. Approximately 1.3% and 1.5% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively (in each case by outstanding principal balance as of the Cut-off Date), are units in attached planned unit developments. Approximately 1.6% and 0.8% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively (in each case by outstanding principal balance as of the Cut-off Date), are units in townhouses. Approximately 1.9% and 1.8% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively (in each case by outstanding principal balance as of the Cut-off Date) are units in manufactured housing developments. Approximately 3.5% and 2.7% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively (in each case by outstanding principal balance as of the Cut-off Date), are condominium units. Each Mortgaged Property is suitable for year-round occupancy.

(xxiii) Approximately 96.2% and 95.6% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively (in each case by outstanding principal balance as of the Cut-off Date) are secured by the owner's primary residence. Approximately 1.2% and 1.2% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively (in each case by outstanding principal balance as of the Cut-off Date) are secured by the owner's second or vacation residence. Approximately 3.8% and 4.4% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively (in each case by outstanding principal balance as of the Cut-off Date) are secured by a non-owner occupied residence.

(xxiv) Approximately 82.7% and 83.3% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively (in each case by outstanding principal balance as of the Cut-off Date), are secured by detached one-family dwelling units. Approximately 4.0% and 5.2% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively (in each case by outstanding principal balance as of the Cut-off Date), are secured by two- to four-family dwelling units.

(xxv) The average outstanding principal balance of the Group I Loans at origination was approximately $148,007. The average outstanding principal balance of the Group II Loans at origination was approximately $138,861. No
Group I Loan or Group II Loan at origination had a principal balance of less than $22,800 and $13,800 or more than $665,000 and $382,500, respectively.

(xxvi) As of the Cut-off Date, all Mortgage Rate adjustments on the Mortgage Loans that have reached an Adjustment Date have been done in accordance with the terms of the related Mortgage Note.

(xxvii) Any escrow arrangements established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note.

(xxviii) Except as otherwise specifically set forth herein, there is no default, breach, violation or event of acceleration existing under any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and no such default, breach, violation or event of acceleration has been waived by RFC or by any other entity involved in originating or servicing a Mortgage Loan.

(xxix) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

(xxx) No more than 55.1% of any Group I Loans have been classified by RFC as Credit Grade A4, no more than 17.4% of any Group I Loans have been classified by RFC as Credit Grade AX Mortgage Loans, no more than 13.6% of the Group I Loans have been classified by RFC as Credit Grade AM Mortgage Loans, no more than 9.4% of the Group I Loans have been classified by RFC as Credit Grade B Mortgage Loans, no more than 2.5% of the Group I Loans have been classified by RFC as Credit Grade C Mortgage Loans and no more than 2.4% of the Group I Loans have been classified by RFC as Credit Grade CM Mortgage Loans, in each case as described generally in the Prospectus Supplement.

(xxxi) No more than 57.5% of any Group II Loans have been classified by RFC as Credit Grade A4, no more than 16.7% of any Group II Loans have been classified by RFC as Credit Grade AX Mortgage Loans, no more than 11.9 of the Group II Loans have been classified by RFC as Credit Grade AM Mortgage Loans, no more than 7.9% of the Group II Loans have been classified by RFC as Credit Grade B Mortgage Loans, no more than 3.9% of the Group II Loans have been classified by RFC as Credit Grade C Mortgage Loans and no more than 2.4% of the Group II Loans have been classified by RFC as Credit Grade CM Mortgage Loans, in each case as described generally in the Prospectus Supplement.

(xxxii) No Mortgage Loan is a graduated payment loan or has a shared appreciation or contingent interest feature.

(xxxiii) With respect to each Mortgage Loan, either (i) each Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged
Property is sold without the prior consent of the mortgagee thereunder or (ii) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note.

(xxxiv)  No  Mortgage   Loan   provides  for   deferred   interest  or  negative
amortization.

(xxxv) None of the Mortgage Loans are buydown Mortgage Loans.

(xxxvi) Each Mortgaged Property is a single parcel of real estate with a one- to four-unit single family residence thereon, a condominium unit, a manufactured housing unit, a unit in a townhouse, a planned unit development, a leasehold or a modular home; and no Mortgage Property consists of a mobile home or a manufactured housing unit that is not permanently affixed to its foundation.

(xxxvii) No more than approximately 38.1% and 36.8% of the Group I Loans and Group II Loans, respectively (by outstanding principal balance as of the Cut-off
Date), were made to Mortgagors with credit scores as described generally in the Prospectus Supplement of less than 600 excluding Mortgagors whose credit scores are not available to RFC. The weighted average of the credit scores for the Group I Loans and the Group II Loans for which Credit Scores are available to RFC was approximately 611 and 611, respectively, as of the Cut-off Date.

(xxxviii) No instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan.

(xxxix) The weighted average remaining term to stated maturity of the Group I Loans and the Group II Loans, respectively, as of the cut-off date will be approximately 357 and 357 months. The weighted average original term to maturity of the Group I Loans and the Group II Loans, respectively, as of the cut-off date will be approximately 358 and 358 months.

(xl) None of the Group II Loans are subject to the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

(xli) To the best of RFC's knowledge, the Subservicer for each Group II Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.

(xlii) None of the proceeds of any Group II Loan were used to finance the purchase of single premium credit insurance policies.

(xliii) No Group II Loan has a prepayment penalty term that extends beyond three years after the date of origination.

(xliv) None of the Mortgage Loans are Balloon Mortgage Loans.

(xlv) None of the Mortgage Loans are loans that, under applicable state or local law in effect at the time of origination of such Mortgage Loan, are referred to as (1) "high cost" or "covered" loans or (2) any other similar designation if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees.

(xlvi) The information set forth in the prepayment charge schedule attached hereto as Exhibit A (the "Prepayment Charge Schedule") is complete, true and correct in all material respects as of the Cut-off Date, and each prepayment charge set forth on the Prepayment Charge Schedule ("Prepayment Charge") is enforceable and was originated in compliance with all applicable federal, state and local laws.

(xlvii) Each Mortgage Loan as of the time of its origination complied in all material respects with all applicable local, state and federal laws, including, but not limited to, all applicable predatory lending laws.

(xlviii) No Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia.

(xlix) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.6b Revised (attached hereto as Exhibit B); provided that no representation and warranty is made in this clause (xlix) with respect to 0.6% and 0.7% of the Group I Loans and Group II Loans (in each case by outstanding principal balance as of the Cut-off Date), respectively, secured by property located in the State of Kansas or with respect to 0.1% and 0.1% of the Group I Loans and the Group II Loans (in each case by outstanding principal balance as of the Cut-off Date), respectively, secured by property located in the State of West Virginia.

(l) With respect to any Group II Loan originated on or after August 1, 2004 and underlying the Certificates, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

                     (li) The principal balance at origination for each Group II Loan that is secured by a single family property located in any state other than the States of Alaska or Hawaii did not exceed $359,650. The principal balance at origination for each Group II Loan that is secured by a single family property located in the States of Hawaii or Alaska did not exceed $539,475. The principal balance at origination for each Group II Loan that is secured by a two-, three- or four- family property located in any state other than the States of Alaska or Hawaii did not exceed $460,400, $556,500 or $691,600, respectively. The principal balance at origination for each Group II Loan that is secured by a two-, three- or four- family property located in the States of Hawaii or Alaska did not exceed $690,600, $834,750 and $1,037,400, respectively.

           Upon discovery by RFC or upon notice from the Company or the Trustee of a breach of the foregoing representations and warranties in respect of any Mortgage Loan, or upon the occurrence of a Repurchase Event (as described in Section 5 below), which materially and adversely affects the interests of any holders of the Certificates, the Certificate Insurer or the Company in such Mortgage Loan (notice of which breach or occurrence shall be given to the Company by RFC, if it discovers the same), RFC shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or, except as otherwise provided in
Section 2.04 of the Pooling and Servicing Agreement, either (i) purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii) substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in Section 2.04 of the Pooling and Servicing Agreement. Notwithstanding the foregoing, it is understood by the parties hereto that a breach of the representations and warranties made in any of clause (xl), (xli), (xlii), (xliii), (xlv), (xlvii), (xlviii), (l) or (li) of this Section 4 with respect to any Group II Loan will be deemed to materially and adversely affect the interests of the Holders of the Certificates in the related Mortgage Loan. Notwithstanding the foregoing, RFC shall not be required to cure breaches, Repurchase Events or purchase or substitute for Mortgage Loans as provided above if the substance of such breach or Repurchase Event also constitutes fraud in the origination of the Mortgage Loan. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the representation set forth in clause (xlvii) of this Section 4, then RFC shall pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

5. With respect to the Mortgage Loans, a repurchase event ("Repurchase Event") shall have occurred if it is discovered that, as of the date hereof, the related Mortgage Loan was not a valid first lien on the related Mortgaged Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are listed in the Program Guide and (iii) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property.

6. Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company, and the Company hereby assumes, all of RFC's rights and obligations under the Seller Contracts with respect to the Mortgage Loans to be serviced under the Pooling and Servicing Agreement, insofar as such rights and obligations relate to (a) any representations and warranties regarding a Mortgage Loan made by a Seller under any Seller Contract and any remedies available under the Seller Contract for a breach of any such representations and warranties if (i) the substance of such breach also constitutes fraud in the origination of the Mortgage Loan or (ii) the representation and warranty relates to the absence of toxic materials or other environmental hazards that could affect the Mortgaged Property, or (b) the Seller's obligation to deliver to RFC the documents required to be contained in the Mortgage File and any rights and remedies available to RFC under the Seller Contract in respect of such obligation or in the event of a breach of such obligation; provided that, notwithstanding the assignment and assumption hereunder, RFC shall have the concurrent right to exercise remedies and pursue indemnification upon a breach by a Seller under any Seller Contract of any of its representations and warranties. If the Company or RFC asserts that it is not required to cure breaches or to purchase or substitute for Mortgage Loans under the Pooling and Servicing Agreement because the substance of the breach also constitutes fraud in the origination of any Mortgage Loan, then the substance of the related breach shall automatically be deemed to constitute fraud in the origination of a Mortgage Loan for purposes of clause (i) of this Section 6.

7. RFC hereby represents and warrants to the Company that with respect to each Mortgage Loan, the REMIC's tax basis in each Mortgage Loan as of the Closing Date is equal to or greater than 100% of the Stated Principal Balance thereof.

8. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

9. RFC, as master servicer under the Pooling and Servicing Agreement (the "Master Servicer"), shall not waive (or permit a sub-servicer to waive) any Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Master Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. In no event will the Master Servicer waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If a Prepayment Charge is waived, but does not meet the standards described above, then the Master Servicer is required to pay the amount of such waived Prepayment Charge to the holder of the Class SB Certificates at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account. Notwithstanding any other provisions of this Agreement, any payments made by the Master Servicer in respect of any waived Prepayment Charges pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

                      [Signatures begin on following page.]

           IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement as of the date first above written.


                                  RESIDENTIAL FUNDING CORPORATION



                                  By:/s/ Benita Bjorgo
                                  Name: Benita Bjorgo
                                  Title: Associate



                                  RESIDENTIAL ASSET SECURITIES CORPORATION



                                  By:/s/ Pieter VanZyl
                                  Name:       Pieter VanZyl
                                  Title:      Vice President

                                    EXHIBIT A

                           Prepayment Charge Schedule

                                (see attachment)

                                    EXHIBIT B

                APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                 FILE FORMAT FOR LEVELS(R) VERSION 5.6b REVISED

                            REVISED February 07, 2005

      APPENDIX E - STANDARD & POOR'S ANTI-PREDATORY LENDING CATEGORIZATION


Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.



STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------------------------------------------
          State/Jurisdiction                Name of Anti-Predatory Lending Law/Effective Date           Category under Applicable
                                                                                                        Anti-Predatory Lending Law
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Arkansas                                Arkansas Home Loan Protection Act, Ark. Code Ann. ss.ss.       High Cost Home Loan
                                        23-53-101 et seq.
                                        Effective July 16, 2003
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Cleveland Heights, OH                   Ordinance No. 72-2003 (PSH), Mun. Code ss.ss. 757.01 et seq.   Covered Loan
                                        Effective June 2, 2003
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Colorado                                Consumer Equity Protection, Colo. Stat. Ann. ss.ss.            Covered Loan
                                        5-3.5-101 et seq.
                                        Effective for covered loans offered or entered into on
                                        or after January 1, 2003. Other provisions of the Act
                                        took effect on June 7, 2002
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Connecticut                             Connecticut Abusive Home Loan Lending Practices Act,            High Cost Home Loan
                                        Conn. Gen. Stat. ss.ss. 36a-746 et seq.
                                        Effective October 1, 2001
--------------------------------------- ---------------------------------------------------------- ---------------------------------
District of Columbia                    Home Loan Protection Act, D.C. Code ss.ss. 26-1151.01 et seq.  Covered Loan
                                        Effective for loans closed on or after January 28, 2003
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Florida                                 Fair Lending Act, Fla. Stat. Ann. ss.ss. 494.0078 et seq.      High Cost Home Loan
                                        Effective October 2, 2002
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 - Mar. 6, 2003)   Georgia Fair Lending Act, Ga. Code Ann. ss.ss. 7-6A-1 et seq.  High Cost Home Loan
                                        Effective October 1, 2002 - March 6, 2003
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Georgia as amended (Mar. 7, 2003 -      Georgia Fair Lending Act, Ga. Code Ann. ss.ss. 7-6A-1 et seq.  High Cost Home Loan
current)
                                        Effective for loans closed on or after March 7, 2003
--------------------------------------- ---------------------------------------------------------- ---------------------------------
HOEPA Section 32                        Home Ownership and Equity Protection Act of 1994, 15            High Cost Loan
                                        U.S.C. ss. 1639, 12 C.F.R. ss.ss. 226.32 and 226.34
                                        Effective October 1, 1995, amendments October 1, 2002
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Illinois                                High Risk Home Loan Act, Ill. Comp. Stat. tit. 815, ss.ss.     High Risk Home Loan
                                        137/5 et seq.
                                        Effective January 1, 2004 (prior to this
                                        date,   regulations   under  Residential
                                        Mortgage  License Act effective from May
                                        14, 2001)
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Indiana                                 Indiana Home Loan Practices Act, Ind. Code Ann. ss.ss.         High Cost Home Loan
                                        24-9-1-1 et seq.
                                        Effective  for  loans  originated  on or
                                        after January 1, 2005.
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Kansas                                  Consumer Credit Code, Kan. Stat. Ann. ss.ss. 16a-1-101 et      High Loan to Value Consumer L
                                        seq.                                                          (id. ss. 16a-3-207) and;

                                        Sections 16a-1-301 and 16a-3-207 became effective April
                                        14, 1999; Section 16a-3-308a became effective July 1,
                                        1999
--------------------------------------- ---------------------------------------------------------- ---------------------------------
                                                                                                   High APR Consumer Loan (id. ss.
                                                                                                   16a-3-308a)
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Kentucky                                2003 KY H.B. 287 - High Cost Home Loan Act, Ky. Rev.       High Cost Home Loan
                                        Stat. ss.ss. 360.100 et seq.

                                        Effective June 24, 2003
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Maine                                   Truth in Lending, Me. Rev. Stat. tit. 9-A, ss.ss. 8-101 et     High Rate High Fee Mortgage
                                        seq.

                                        Effective September 29, 1995 and as amended from time to
                                        time
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Massachusetts                           Part 40 and Part 32, 209 C.M.R. ss.ss. 32.00 et seq. and 209   High Cost Home Loan
                                        C.M.R. ss.ss. 40.01 et seq.

                                        Effective March 22, 2001 and amended from time to time
--------------------------------------- ---------------------------------------------------------- ---------------------------------
                                        Massachusetts Predatory Home Loan Practices Act            High Cost Home Mortgage Loan
                                        Mass. Gen. Laws ch. 183C,  ss.ss. 1 et seq.
                                        Effective November 7, 2004
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Nevada                                  Assembly Bill No. 284, Nev. Rev. Stat. ss.ss. 598D.010 et      Home Loan
                                        seq.

                                        Effective October 1, 2003
--------------------------------------- ---------------------------------------------------------- ---------------------------------
New Jersey                              New Jersey Home Ownership Security Act of 2002, N.J.       High Cost Home Loan
                                        Rev. Stat. ss.ss. 46:10B-22 et seq.

                                        Effective for loans closed on or after November 27, 2003
--------------------------------------- ---------------------------------------------------------- ---------------------------------
New Mexico                              Home Loan Protection Act, N.M. Rev. Stat. ss.ss. 58-21A-1 et   High Cost Home Loan
                                        seq.

                                        Effective as of January 1, 2004; Revised as of February
                                        26, 2004
--------------------------------------- ---------------------------------------------------------- ---------------------------------
New York                                N.Y. Banking Law Article 6-l                               High Cost Home Loan
                                        Effective for applications made on or after April 1, 2003
--------------------------------------- ---------------------------------------------------------- ---------------------------------
North Carolina                          Restrictions and Limitations on High Cost Home Loans,      High Cost Home Loan
                                        N.C. Gen. Stat. ss.ss. 24-1.1E et seq.
                                        Effective July 1, 2000;  amended October
                                        1,  2003  (adding   open-end   lines  of
                                        credit)
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Ohio                                    H.B. 386 (codified in various sections of the Ohio         Covered Loan
                                        Code), Ohio Rev. Code Ann. ss.ss. 1349.25 et seq.
                                        Effective May 24, 2002
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Oklahoma                                Consumer Credit Code (codified in various sections of      Subsection 10 Mortgage
                                        Title 14A)

                                        Effective July 1, 2000; amended effective January 1, 2004
--------------------------------------- ---------------------------------------------------------- ---------------------------------
South Carolina                          South Carolina High Cost and Consumer Home Loans Act,      High Cost Home Loan
                                        S.C. Code Ann. ss.ss. 37-23-10 et seq.
                                        Effective for loans taken on or after January 1, 2004
--------------------------------------- ---------------------------------------------------------- ---------------------------------
West Virginia                           West Virginia Residential Mortgage Lender, Broker and      West Virginia Mortgage Loan Act L
                                        Servicer Act, W. Va. Code Ann. ss.ss. 31-17-1 et seq.
                                        Effective June 5, 2002

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

--------------------------------------- ---------------------------------------------------------- ---------------------------------
          State/Jurisdiction                Name of Anti-Predatory Lending Law/Effective Date           Category under Applicable
                                                                                                        Anti-Predatory Lending Law
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 - Mar. 6, 2003)   Georgia Fair Lending Act, Ga. Code Ann. ss.ss. 7-6A-1 et seq.  Covered Loan

                                        Effective October 1, 2002 - March 6, 2003
--------------------------------------- ---------------------------------------------------------- ---------------------------------
New Jersey                              New Jersey Home Ownership Security Act of 2002, N.J.       Covered Home Loan
                                        Rev. Stat. ss.ss. 46:10B-22 et seq.
                                        Effective November 27, 2003 - July 5, 2004
--------------------------------------- ---------------------------------------------------------- ---------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------------------------------------------
          State/Jurisdiction                Name of Anti-Predatory Lending Law/Effective Date           Category under Applicable
                                                                                                        Anti-Predatory Lending Law
--------------------------------------- ---------------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 - Mar. 6, 2003)   Georgia Fair Lending Act, Ga. Code Ann. ss.ss. 7-6A-1 et seq.  Home Loan

                                        Effective October 1, 2002 - March 6, 2003
--------------------------------------- ---------------------------------------------------------- ---------------------------------
New Jersey                              New Jersey Home Ownership Security Act of 2002, N.J.       Home Loan
                                        Rev. Stat. ss.ss. 46:10B-22 et seq.
                                        Effective for loans closed on or after November 27, 2003
--------------------------------------- ---------------------------------------------------------- ---------------------------------
New Mexico                              Home Loan Protection Act, N.M. Rev. Stat. ss.ss. 58-21A-1 et   Home Loan
                                        seq.

                                        Effective as of January 1, 2004; Revised as of February
                                        26, 2004
--------------------------------------- ---------------------------------------------------------- ---------------------------------
North Carolina                          Restrictions and Limitations on High Cost Home Loans,      Consumer Home Loan
                                        N.C. Gen. Stat. ss.ss. 24-1.1E et seq.
                                        Effective July 1, 2000;  amended October
                                        1,  2003  (adding   open-end   lines  of
                                        credit)
--------------------------------------- ---------------------------------------------------------- ---------------------------------
South Carolina                          South Carolina High Cost and Consumer Home Loans Act,      Consumer Home Loan
                                        S.C. Code Ann. ss.ss. 37-23-10 et seq.
                                        Effective for loans taken on or after January 1, 2004
--------------------------------------- ---------------------------------------------------------- ---------------------------------